                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

          Delaware                     001-13437                20-2428299
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This report has been amended for the sole purpose of correcting certain clerical errors in the text of Exhibit 10.56--Source Companies, Inc. Challenge Grant Program, effective as of March 1, 2005, which also appears as Exhibit C to
Exhibit 10.21--Employment Agreement dated February 28, 2005 between the Registrant and S. Leslie Flegel.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

      The financial statements required by this Item will be filed by the Registrant pursuant to an amendment to this Current Report no later than 71 calendar days after the date this initial Current Report must be filed.

(b)   Pro Forma Financial Information

      The pro forma financial information required by this Item will be filed by the Registrant pursuant to an amendment to this Current Report no later than 71 calendar days after the date this initial Current Report must be filed.

(c)   Exhibits

2.2* Agreement and Plan of Merger dated February 28, 2005, between Source Interlink Companies, Inc., a Missouri corporation and Source Interlink Companies, Inc., a Delaware corporation

3.8* Amendment to Articles of Incorporation of Source Interlink Companies, Inc., a Missouri corporation

3.9* Certificate of Incorporation of Source Interlink Companies, Inc., a Delaware corporation

3.10* Amended and Restated Bylaws of Source Interlink Companies, Inc., a Delaware corporation

4.1* Form of Common Stock Certificate of Source Interlink Companies, Inc., a Delaware corporation

4.4* Stockholder's Agreement dated February 28, 2005, between the Registrant and AEC Associates, LLC

10.6* Employment Agreement dated February 28, 2005 between the Registrant and James R. Gillis

10.21** Employment Agreement dated February 28, 2005 between the Registrant and S. Leslie Flegel

10.22* Employment Agreement dated February 28, 2005 between the Registrant and Jason S. Flegel

10.41* Employment Agreement dated February 28, 2005 between the Registrant and Marc Fierman

10.44* Amended and Restated Loan Agreement dated February 28, 2005 by and among Source Interlink Companies, Inc., its subsidiaries, and Wells Fargo Foothill, Inc., as arranger and administrative agent

10.49* Employment Agreement dated February 28, 2005 between the Registrant and Alan Tuchman

10.55* Source Interlink Companies, Inc. Supplemental Executive Retirement Plan, effective as of March 1, 2005

10.56** Source Interlink Companies, Inc. Challenge Grant Program, effective as of March 1, 2005

10.57* Executive Participation Agreement dated February 28, 2005 between the Registrant and James R. Gillis

10.58*      Form of Executive Participation Agreement

10.59*      Form of Split-Dollar Insurance Agreement

10.60* Consulting Agreement dated February 28, 2005 between the Registrant and The Yucaipa Companies

14.1* Code of Business Conduct and Ethics of Source Interlink Companies, Inc., a Delaware corporation

14.2* Code of Conduct for Directors and Executive Officers of Source Interlink Companies, Inc., a Delaware corporation

14.3* Code of Ethics for Chief Executive Officer and Financial Executives of Source Interlink Companies, Inc., a Delaware corporation

99.1*       Press Release Regarding New Directors

----------
*--Previously filed.

**--Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2005

                                      SOURCE INTERLINK COMPANIES, INC.

                                      By:    /s/ Marc Fierman
                                          --------------------------------------
                                             Marc Fierman
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

10.21 Employment Agreement dated February 28, 2005 between the Registrant and S. Leslie Flegel

10.56       Source Interlink Companies, Inc. Challenge Grant Program